================================================================================

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


FILED BY THE REGISTRANT                      /X/
FILED BY A PARTY OTHER THAN THE REGISTRANT   / /


Check the appropriate box:


/ /  Preliminary Proxy Statement            / /  Confidential, For Use of the
                                                 Commission Only (as permitted
/X/  Definitive Proxy Statement                  by Rule 14a-6(e)(2))


/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                  DYNAGEN, INC.
                                  -------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 NOT APPLICABLE
                                 --------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies: _____
     2) Aggregate numbr of securities to which transaction applies: _____
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _____
     4) Proposed maximum aggregate value of transaction: _____
     5) Total fee paid: _____

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid: ____
     2) Form, Schedule or Registration Statement No.: ____
     3) Filing Party: ____
     4) Date Filed: ____
================================================================================

                                     [LOGO]



--------------------------------------------------------------------------------


                                  DYNAGEN, INC.


                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS

                            to be held on May 9, 2001

                                       and

                                 PROXY STATEMENT


--------------------------------------------------------------------------------


                                    IMPORTANT
                      PLEASE MARK, SIGN AND DATE YOUR PROXY
                AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                                  DYNAGEN, INC.
                         200 HIGHLAND AVENUE, SUITE 301
                                NEEDHAM, MA 02494



                                                              April 12, 2001





Dear Stockholder:

         You are cordially invited to attend the 2001 annual meeting of stockholders of DynaGen, Inc. The meeting will be held at the offices of Able Laboratories, Inc., 6 Hollywood Court, South Plainfield, New Jersey, 07080 on Wednesday, May 9, 2001, beginning at 10:00 A.M. local time.

         As a stockholder, your vote is important. We encourage you to execute and return your proxy promptly whether you plan to attend the meeting or not so that we may have as many shares as possible represented at the meeting. Returning your completed proxy will not prevent you from voting in person at the meeting prior to the proxy's exercise if you wish to do so. If you do wish to attend the meeting in person, we ask that you notify us at (781) 449-4926 so that appropriate arrangements can be made to accommodate all stockholders wishing to attend.

         Thank you for your cooperation, continued support and interest in DynaGen, Inc.

                                               Sincerely,




                                               Dhananjay G. Wadekar
                                               PRESIDENT

                                  DYNAGEN, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 9, 2001


         DynaGen hereby gives notice that it will hold its annual meeting of stockholders at the offices of Able Laboratories, Inc., 6 Hollywood Court, South Plainfield, New Jersey 07080 on Wednesday, May 9, 2001, beginning at 10:00 A.M. local time, for the following purposes:

       1. To elect a board of directors for the ensuing year. The nominees the board proposes to present for election are: C. Robert Cusick, James
           B. Klint, F. Howard Schneider, Harry Silverman and Dhananjay G. Wadekar.

       2. To consider and act upon a proposal to approve an amendment to DynaGen's certificate of incorporation to increase the number of authorized shares of common stock from 125,000,000 to 225,000,000 shares.

       3. To adjourn the annual meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the annual meeting to approve Proposal No. 2.

       4. To transact such further business as may properly come before the annual meeting or any adjournment thereof.

         The board of directors has fixed the close of business on April 4, 2001 as the record date for the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.

                                            By Order of the Board of Directors,

                                            Dhananjay G. Wadekar
                                            SECRETARY
Boston, Massachusetts
April 12, 2001

                             YOUR VOTE IS IMPORTANT
              PLEASE SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR
                   NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                                  DYNAGEN, INC.
                         200 HIGHLAND AVENUE, SUITE 301
                                NEEDHAM, MA 02494

                              --------------------


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                              ---------------------

                                   MAY 9, 2001


         This proxy statement and the enclosed form of proxy relates to the annual meeting of stockholders of DynaGen, Inc. The annual meeting will take place as follows:

       DATE:      Wednesday, May 9, 2001
       TIME:      10 a.m.
       PLACE      Able Laboratories, Inc.
                  6 Hollywood Court
                  South Plainfield, NJ  07080

         We are soliciting proxies for the annual meeting and adjournments of the annual meeting. When proxies are returned properly executed, the person named in the proxies will vote the shares represented in accordance with the stockholders' directions. We encourage stockholders to vote on each matter to be considered. However, if a stockholder does not specify a vote on any proposal, the shares covered by his or her proxy will be voted on that proposal as management recommends.

         We are mailing our Annual Report, containing financial statements and management's discussion and analysis of financial condition and results of operations for the fiscal year ended December 31, 2000, together with this Proxy Statement to all stockholders entitled to vote. We are mailing this proxy statement and the enclosed form of proxy to stockholders on or about April 12, 2001.

PURPOSE OF THE ANNUAL MEETING

         At the annual meeting, we will submit three proposals to the stockholders:

PROPOSAL ONE:     To elect five directors;

PROPOSAL TWO:     To approve an amendment to the certificate of incorporation to increase the authorized number of shares of common stock; and

PROPOSAL THREE:   To adjourn the annual meeting if necessary to permit us to solicit additional proxies if there do not appear to be sufficient votes to approve the proposed amendment.

         The shares will be voted FOR the three proposals if no specification is made.

RECORD DATE

         We have set April 4, 2001 as the record date for the annual meeting. Only stockholders of record as of April 4, 2001 will be entitled to notice of and to vote at the annual meeting and any adjournments thereof. As of the record date, the following shares of common stock and preferred stock were issued and outstanding and entitled to the following number of votes:

        Class of Security     Number of Shares Outstanding      Number of Votes
        -----------------     ----------------------------      ---------------

Common Stock                         109,758,309                   109,758,309

Preferred Stock                           85,440                    34,562,444

The holders of common stock are entitled to one vote per share on any proposal presented at the meeting. The holders of preferred stock with voting rights are entitled to vote together with the holders of common stock and are entitled to the number of votes equal to the number of shares of common stock into which the shares of preferred stock could be converted. Together the shares of common stock and preferred stock, entitled to vote, shall be considered voting capital stock. We have no other voting securities. A total of 144,320,753 votes are eligible to be cast at the meeting.

QUORUM

         Our by-laws provide that a quorum at the annual meeting will be at least a majority of the outstanding shares entitled to vote at the meeting. We will treat shares of voting capital stock represented by a properly signed and returned proxy as present at the meeting for purposes of determining the existence of a quorum at the meeting. We will count abstentions and broker non-votes as present or represented for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner does not vote on a proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner with respect to that proposal.

VOTE REQUIRED

         A plurality of the votes properly cast at the annual meeting will elect each director. Abstentions and votes withheld for any nominee, including broker non-votes, will not be included in calculating the number of votes cast and accordingly will not affect the outcome of the vote.

         The amendment to the certificate of incorporation will require the affirmative vote of a majority of the issued and outstanding shares of voting capital stock. Abstentions and broker non-votes will count as votes cast against each proposal.

         The proposal to adjourn the annual meeting to permit us to seek more proxies if necessary will require the affirmative vote of a majority of the issued and outstanding shares of voting capital stock present and eligible to be cast at the annual meeting.

         Our transfer agent, American Stock Transfer and Trust Company, will tabulate the votes.

         We do not intend to submit any other proposals to the stockholders at the annual meeting. The board of directors was not aware, a reasonable time before mailing this proxy statement to stockholders, of any other business that may properly be presented for action at the annual meeting. If any other business should properly come before the annual meeting, shares represented by all proxies received by us will be voted with respect thereto in accordance with the best judgment of the persons named as attorneys in the proxies.

REVOCATION OF PROXY

         Stockholders may vote in person or by proxy. A stockholder's execution of a proxy will not in any way affect his right to attend the meeting and vote in person. Any stockholder giving a proxy has the right to revoke it at any time before it is exercised. A stockholder may revoke a proxy by (1) filing with DynaGen's Secretary, before the taking of the vote at the meeting, a written notice of revocation bearing a later date than the proxy, (2) duly executing a later-dated proxy relating to the same shares and delivering it to DynaGen's Secretary before the taking of the vote at the meeting, or (3) attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to DynaGen, Inc., 200 Highland Avenue, Suite 301, Needham MA 02494, Attention: Secretary, at or before the taking of the vote at the meeting.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                       PROPOSAL ONE: ELECTION OF DIRECTORS

         Our board of directors currently consists of five directors. The board of directors has nominated the following five individuals to serve as directors for the upcoming year.

NAME                          AGE             POSITION WITH DYNAGEN
----                          ---             ---------------------

C. Robert Cusick              54        Chairman of the Board of Directors and
                                        Chief Executive Officer

Dhananjay G. Wadekar          47        Director, President, Treasurer and
                                        Secretary

James B. Klint                58        Director

F. Howard Schneider           62        Director

Harry Silverman               42        Director

         C. ROBERT CUSICK. Mr. Cusick has served as the Chairman of the Board of Directors and Chief Executive Officer since May 1998. Mr. Cusick was also President from May 1998 until March 2001. Mr. Cusick was the Chief Executive Officer, President and a director of International Murex Technologies Corporation from December 1, 1996 until April 1998, when International Murex was acquired by Abbott Laboratories. Mr. Cusick is a certified public accountant and has served in various executive positions in manufacturing, banking and real estate.

         DHANANJAY G. WADEKAR. Mr. Wadekar has served as a director since inception and as Treasurer since 1999. Mr. Wadekar was the Executive Vice President from November 1991 until March 2001 and has served as President since March 2001. Mr. Wadekar earned an M.S. degree from the Massachusetts Institute of Technology and an MBA from Colorado State University.

         JAMES B. KLINT, M.D. Dr. Klint joined DynaGen as a director in April 2000. Dr. Klint is a Clinical Professor of Medicine (Hematology) at the Stanford University School of Medicine, and has been the team physician for the San Francisco Forty Niners for the past twenty years. In addition, Dr. Klint has served as the team physician for Stanford University and as a medical consultant for the San Jose Sharks, a professional hockey team. Dr. Klint has also held positions at the Palo Alto Medical Foundation's Department of Sports Medicine and Internal Medicine.

         F. HOWARD SCHNEIDER. Dr. Schneider has served as a director since September 1989. He was also Senior Vice President of Technology at DynaGen, Inc. from June 1991 until November 1997. Dr. Schneider was previously a partner and Senior Vice President of Bogart Delafield Ferrier. Dr. Schneider participated in the management buyout of Bogart Delafield Ferrier from its parent corporation, McCann Healthcare Group, a subsidiary of Inter Public Group.

         HARRY SILVERMAN. Mr. Silverman joined DynaGen as a director in April 2000. Mr. Silverman is the Executive Vice President, Chief Financial Officer and Treasurer of Domino's Pizza. Mr. Silverman joined Domino's Pizza in 1985 as a regional Controller. In 1988 he was named National Operations Controller, and in 1990 he was named Chief Financial Officer and Vice President of Finance.

         If the stockholders elect these individuals as directors, each of them will hold office until the next annual meeting of stockholders, and until his successor is elected and qualified. Each of the nominees has agreed to serve, if elected, and we have no reason to believe that any nominee will be unable to serve. In the event that one or more nominees is unable or declines to serve as a director at the time of the annual meeting, then proxies will be voted for such other nominee as may be designated by the board of directors.

         Our by-laws provide for the annual election of the board of directors. All directors are elected to hold office until the next annual meeting and until their successors have been duly elected and qualified.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF MESSRS. CUSICK, KLINT, SCHNEIDER, SILVERMAN AND WADEKAR.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 2000, the board of directors met six times and acted by unanimous written consent seven times. Each incumbent director, other than Mr. Silverman, who served during the fiscal year ended December 31, 2000 attended at least 75% of the meetings of the board held during the period in which he served. Mr. Silverman attended 67% of the meetings of the board held during the year.

         The board of directors currently has two standing committees. The board of directors has an audit committee which operates under a written charter and is responsible for overseeing all of DynaGen's financial functions, including matters relating to the appointment and activities of our auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies. The audit committee met once during the fiscal year ended December 31, 2000. Mr. Silverman and Dr. Schneider are members of the audit committee. The written charter of the audit committee is included as Appendix A.

         The board of directors has an executive compensation committee responsible for reviewing and setting the cash and non-cash compensation for Messrs. Cusick and Wadekar and providing guidance to the board of directors on the cash and non-cash compensation payable to DynaGen's other officers and employees. The executive compensation committee did not meet formally during the fiscal year ended December 31, 2000, but its members acted together with the other directors to review and act upon compensation matters. We intend to resume regular meetings of the executive compensation committee during fiscal 2001. Dr. Klint and Dr. Schneider are members of the executive compensation committee.

DIRECTOR COMPENSATION

         Directors are not compensated for attending meetings of the board of directors. All directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings and other services as directors. Directors are entitled to receive, and receive from time to time, stock options, under our option plans or otherwise.

         On April 20, 2000, the board of directors granted each of Mr. Silverman and Dr. Klint stock options to purchase up to 250,000 shares of common stock at an exercise price of $.25 per share. These options vest in eight quarterly installments and will be fully vested on December 31, 2001.

         On May 31, 2000, the board of directors granted Mr. Silverman and Dr. Klint stock options to purchase up to 500,000 shares of common stock each at an exercise price of $.18 per share. These options vest in eight quarterly installments and will be fully vested by December 31, 2001.

         On July 13, 2000, the board of directors issued 140,000 shares of common stock to Mr. Wadekar and 170,000 shares of common stock to Mr. Cusick, each in consideration of surrender by Messrs. Wadekar and Cusick of shares of common stock which they had pledged to secure certain obligations of the company.

         On October 13, 2000, the board of directors amended stock options previously issued to Mr. Wadekar and Dr. Schneider to remove a requirement that the stockholders approve the option grants. The board of directors authorized the officers of the company to issue to Mr. Wadekar a stock option to purchase up to 1,300,000 shares of common stock at an exercise price of $.13 per share and to Dr. Schneider an option to purchase up to 300,000 shares of common stock at an exercise price of $.13 per share. Both options were fully vested as of October 13, 2000.

                         PROPOSAL TWO: AMENDMENT TO OUR
                    CERTIFICATE OF INCORPORATION TO INCREASE
                 THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The board of directors has voted to recommend to the stockholders that we amend our certificate of incorporation to increase the number of authorized shares of common stock from 125,000,000 to 225,000,000 shares. Shares of common stock, including the additional shares proposed for authorization, do not have preemptive or similar rights.

         As of April 4, 2001, there were 109,758,309 shares of common stock issued and outstanding and 85,440 shares of preferred stock issued and outstanding. Also, we were obligated to issue 80,448,408 additional shares of common stock pursuant to outstanding warrants, convertible securities, convertible debt and options. Therefore, we currently do not have a sufficient number of shares of common stock to satisfy all of our obligations. If the stockholders approve the additional shares of common stock, we will have the authority to issue 115,241,691 additional shares of common stock without further stockholder approval.

         Because several of our convertible securities have exercise or conversion prices that rise and fall depending on the trading price of our common stock, the number of shares that we are obligated to issue varies from time to time and can fluctuate widely. Even if the stockholders approve the proposed increase, a significant decrease in the price of our common stock could leave us with an insufficient number of authorized shares of common stock to fulfill all of our obligations.

         The board of directors also believes that the authorized number of shares of common stock should be increased to provide sufficient shares for such corporate purposes as the board of directors may determine to be necessary or desirable. These purposes may include, without limitation, issuing shares of common stock in connection with research and development relationships and strategic alliances or other corporate partnering programs and issuing shares of common stock to raise additional working capital for ongoing operations or planned research projects. In addition, we intend to issue additional shares of common stock to attract and retain valuable employees by the issuance of stock options, including additional shares reserved for future option grants under our existing stock plans.

         Under the Delaware General Corporation Law, the board of directors generally may issue authorized but unissued shares of common stock without further stockholder approval. The board of directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of common stock, unless stockholder action is required in a specific case by applicable law, the rules of any exchange or market on which our securities may then be listed, or our charter or by-laws then in effect. Frequently, opportunities arise that require prompt action, and we believe that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of DynaGen and our stockholders.

         The additional shares of common stock authorized for issuance pursuant to this proposal will have all of the rights and privileges which the presently outstanding shares of common stock possess under our certificate of incorporation. The increase in authorized shares would not affect the terms or rights of holders of existing shares of common stock. All outstanding shares of common stock would continue to have one vote per share on all matters to be voted on by the stockholders, including the election of directors.


         If we issue additional shares of common stock, then, depending on the circumstances under which those shares are issued, the action may reduce stockholder's equity per share and may reduce the percentage ownership of common stock of existing stockholders. We, however, will receive consideration for any additional shares of common stock issued (except for shares issued in conversion of convertible securities), thereby reducing or eliminating the economic effect to each stockholder of such dilution.

         The proposal to amend the certificate of incorporation requires the affirmative vote of a majority of the issued and outstanding shares of common stock and preferred stock, voting together, entitled to vote at the annual meeting.


         THE BOARD OF DIRECTORS BELIEVES THE ADOPTION OF THE PROPOSED AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENT.

                               EXECUTIVE OFFICERS

       Our executive officers and their ages and positions, are as follows:

         Name                 Age          Position
         ----                 ---          --------

C. Robert Cusick              54     Chairman of the Board and Chief Executive
                                     Officer
Dhananjay G. Wadekar          47     Director, President, Treasurer and
                                     Secretary

         Executive officers are elected by the board of directors and serve at the discretion of the board or until their respective successors have been duly elected and qualified. There are no family relationships among the executive officers and directors.

EXECUTIVE OFFICER COMPENSATION

         The following table sets forth certain information concerning the compensation for services rendered in all capacities to DynaGen for the fiscal years ended December 31, 2000, 1999 and 1998 of our Chief Executive Officer and the other officers whose salary and bonus for 2000 exceeded $100,000 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                              ANNUAL                      LONG-TERM
                                                          COMPENSATION(1)            COMPENSATION AWARDS
                                                          ---------------    -------------------------------------
                                              FISCAL                            SECURITIES           ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR            SALARY        UNDERLYING OPTIONS    COMPENSATION(3)
---------------------------                    ----            ------        ------------------    ---------------
C. Robert Cusick                               2000            (4)                                        --
    Chief Executive Officer                    1999            (4)            5,000,000
    and Chairman of the Board                  1998            (4)            2,000,000(2)

Dhananjay G. Wadekar                           2000          $ 145,000        1,300,000(5)               $ 216
    Director, President                        1999          $ 145,000        5,000,000                  $ 210
    and Treasurer                              1998          $ 124,300          700,000(2)               $ 304

------------------

(1) Other than as described in this table or the footnotes to this table, we did not pay any executive officer any compensation, including incidental personal benefits, in excess of 10% of such executive officer's salary.
(2) Excludes options granted in fiscal 1998 that were later canceled in connection with the November 1998 option repricing.
(3) Amount represents dollar value of group-term life insurance premiums we paid for the benefit of the executive officer.
(4) Mr. Cusick joined us in 1998 and serves as our Chief Executive Officer without receiving a cash salary. Mr. Cusick has received no cash compensation from us since he joined Dynagen in 1998. Mr. Cusick also served as our President from 1998 until March 2001. We entered into a consulting agreement with Mr. Cusick on May 8, 1998, pursuant to which we agreed to pay him $75,000 per year in consulting fees. In February 1999, the board of directors increased the annual consulting fee under the agreement to $148,000 payable solely in options to purchase common stock. We did not pay any cash compensation to Mr. Cusick under the consulting agreement in 1998, 1999 or 2000. In February 1999, the board of directors voted to grant Mr. Cusick two non-qualified stock options. The first option was to purchase up to 300,000 shares of common stock at an exercise price of $.01 per share, in place of the consulting fees accrued by Mr. Cusick in 1998, and the second option was to purchase up to 600,000 shares of common stock at an exercise price of $.01 per share, in place of the consulting fees accrued by Mr. Cusick in 1999.

(5) This option was originally granted by the board of directors in May 1998 subject to stockholder approval. Stockholder approval for the option was neither sought nor obtained. In October 2000, the board of directors amended the option to remove the requirement of stockholder approval.

OPTION GRANTS IN FISCAL 2000

         The following table sets forth each grant of stock options made during the year ended December 31, 2000 to each of the named executive officers. No stock appreciation rights were granted during fiscal 2000.

                                       OPTION GRANTS IN LAST FISCAL YEAR

                                  NUMBER OF        PERCENT OF
                                  SECURITIES      TOTAL OPTIONS
                                  UNDERLYING       GRANTED TO                      MARKET PRICE ON
                                   OPTIONS        EMPLOYEES IN    EXERCISE PRICE    DATE OF GRANT      EXPIRATION
            NAME                 GRANTED (#)       FISCAL YEAR       PER SHARE        ($/SHARE)           DATE
------------------------------ ----------------- ---------------- ---------------- ----------------- ---------------
Dhananjay G. Wadekar........   1,300,000(1)            50%             $0.13            $0.25         October 2010
------------------

(1) This option was originally granted by the board of directors in May 1998 subject to stockholder approval. Stockholder approval for the option was neither sought nor obtained. In October 2000, the board of directors amended the option to remove the requirement of stockholder approval. This option is immediately exercisable.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

         The following table sets forth certain information regarding exercisable and unexercisable stock options held as of December 31, 2000 by each of the named executive officers. The value of unexercised in-the-money options has been calculated by determining the difference between the exercise price per share payable upon exercise of such options and the last sale price of the common stock on December 31, 2000, as reported on the OTC Bulletin Board ($0.19 per share). No stock options were exercised by named executive officers during 2000.

                                         FISCAL YEAR-END OPTION VALUES

                                              NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                             UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                                          OPTIONS AT FISCAL YEAR-END(#)         AT FISCAL YEAR-END($)
                                          -----------------------------    ------------------------------
NAME                                      EXERCISABLE     UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
----                                      -----------     -------------    -----------      -------------
C. Robert Cusick.....................      7,000,000            0            $292,000              0
Dhananjay G. Wadekar.................      7,000,000            0            $202,000              0
------------------

STOCK OPTION PLANS

         During 2000, we maintained three employee stock plans: the 1998 Stock Option Plan, the 1991 Stock Plan and the 1989 Stock Option Plan. During 2000, each plan was administered by the executive compensation committee along with the board of directors.

         The 1998 Stock Option Plan provides for the issuance of options to employees, officers, directors and consultants, and reserves up to 2,500,000 shares of common stock for issuance under the plan. As of December 31, 2000, options to purchase a total of 990,000 shares of common stock were outstanding under the 1998 Stock Option Plan, all of which were then exercisable, and 1,105,000 shares of common stock were reserved for future grant.

         The 1991 Stock Plan provides for the issuance of options, stock awards and purchase rights to employees, officers, directors and consultants, and reserves up to 260,000 shares of common stock for issuance under the plan. As of December 31, 2000, options to purchase a total of 12,000 shares of common stock were outstanding under the 1991 Stock Plan, all of which were then exercisable, and 177,830 shares of common stock were reserved for future option grants.

         The 1989 Stock Option Plan provides for the grant of incentive stock options, non-qualified options, awards and authorizations to purchase up to 60,000 shares of common stock. As of December 31, 2000, options to purchase a total of 200 shares of common stock were outstanding under the 1989 plan, all of which were currently exercisable. As of December 31, 2000, no shares were reserved for future option grants.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The board of directors and executive compensation committee were responsible for determining the compensation of executive officers of DynaGen during 2000. None of the officers or directors were present during discussion of, and abstained from voting with respect to, his own compensation as an executive officer of DynaGen.

REPORT OF THE AUDIT COMMITTEE

         The audit committee, consisting of Dr. Schneider and Mr. Silverman, reviewed and discussed the audited financial statements for the year ended December 31, 2000 with management. The audit committee has discussed with our independent auditors any matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." Our independent accountants also provided to the audit committee the written disclosures and a letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the audit committee discussed with the independent accountants, Wolf & Company, the firm's independence.

         Based upon the audit committee's discussions with management and the independent accountants and the audit committee's review of the representations of management, and the report of the independent accountants to the audit committee, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in DynaGen's Annual Report on Form 10-KSB for the year ended December 31, 2000, as filed with the Securities and Exchange Commission.

                                    F. Howard Schneider
                                    Harry Silverman

EMPLOYMENT AND CONSULTING AGREEMENTS

         We have entered into an employment agreement with Mr. Wadekar, our President. For 2000, the board of directors set Mr. Wadekar's annual base salary at $145,000.

         Mr. Wadekar's employment agreement provides that (i) during his period of employment with DynaGen and for a period of one year thereafter, he will not engage in any business activity engaged in or under development by DynaGen and
(ii) for a period of three years following his respective period of employment, he will not engage in any activities for any direct competitor similar or related to those activities engaged in during the preceding two years of employment with DynaGen. In the event we terminate Mr. Wadekar's employment without cause, we will be obligated to pay to him an amount equal to three months' base salary. In October 2000, the board of directors granted Mr. Wadekar a non-qualified stock option to purchase up to 1,300,000 shares of common stock at an exercise price of $.13 per share. This option was immediately exercisable in full.

         We entered into a consulting agreement with Mr. Cusick in 1998, in connection with his joining DynaGen as Chairman of the Board. In November 1998, Mr. Cusick became President and Chief Executive Officer of DynaGen. The consulting agreement provides that DynaGen will pay Mr. Cusick $75,000 per year in consulting fees. In February 1999, the board of directors increased the annual consulting fee under the agreement to $148,000 payable solely in options to purchase common stock. We did not pay any cash compensation to Mr. Cusick under the consulting agreement in 1998 or 1999. In February 1999, the board of directors voted to grant Mr. Cusick two non-qualified stock options. The first option was to purchase up to 300,000 shares of common stock at an exercise price of $.01 per share, in place of the consulting fees accrued by Mr. Cusick in 1998. This option was immediately exercisable. The second option was to purchase up to 600,000 shares of common stock at an exercise price of $.01 per share, in place of the consulting fees accrued by Mr. Cusick in 1999. This option vested in equal monthly installments during calendar year 1999. In February 1999, the board of directors granted Mr. Cusick a non-qualified stock option to purchase up to 4,100,000 shares of common stock at an exercise price of $.25 per share. This option vested in three equal installments on each of September 1999, January 2000 and April 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of DynaGen's voting securities as of April 3, 2001, by (i) each person or entity known to us to own beneficially five percent or more of any series of preferred stock and common stock, (ii) each of our directors,
(iii) each of our named executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise noted, each beneficial owner has sole voting and investment power with respect to the shares shown.

COMMON STOCK:
------------

                                                               NUMBER OF SHARES          PERCENT
                                                                 BENEFICIALLY         OF COMMON STOCK
           NAME AND ADDRESS OF BENEFICIAL OWNER(1)                 OWNED (2)            OUTSTANDING
           ---------------------------------------                 ---------            -----------

The Endeavour Capital Fund S. A. ........................         11,490,632 (3)            9.5%
c/o Endeavour Management
14/14 Divrei Chaim Street
Jerusalem, 94479 Israel

Kenilworth LLC ..........................................         22,775,857 (4)           17.2%
c/o Thomason Kernaghan
365 Bay Street, 10th Floor
Toronto, Ont. M5H 2V2

C. Robert Cusick ........................................          8,940,000 (5)            7.6%

Dhananjay G. Wadekar ....................................          8,390,000 (6)            7.1%

F. Howard Schneider .....................................          1,070,500 (7)            1.0%

Harry Silverman .........................................          1,371,250 (8)            1.2%

James Klint .............................................            743,750 (9)              *

All directors and executive officers as a group
   (5 persons)............................................        20,515,500 (10)           16.0%
----------------------

*    Represents beneficial ownership of less than 1.0%.
(1) Each director and officer's address is c/o DynaGen, Inc., 200 Highland Avenue, Suite 301, Needham, MA 02494.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated, each person possesses sole voting and investment power with respect to all of the shares of common stock owned by such person, subject to community property laws where applicable. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable, or become exercisable by June 2, 2001 (60 days after April 3, 2001), are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Percentage ownership is based on 109,758,309 shares of common stock outstanding on April 3, 2001, plus securities deemed to be outstanding with respect to individual stockholders pursuant to Rule 13d-3(d)(1) under the Exchange Act. The information as to each person has been furnished by such person.
(3) Includes 758,397 shares of common stock issuable upon conversion of the Series K Preferred Stock, 5,803,571 shares of common stock issuable upon conversion of the Series N Preferred Stock and 4,783,810 shares of common stock issuable upon conversion of the Series O Preferred Stock. The terms of the Series K Preferred Stock, the Series N Preferred Stock and the Series O Preferred Stock prohibit the holder from converting shares of Series K Preferred Stock, Series N Preferred Stock or Series O Preferred Stock if such conversion would result in beneficial ownership of more than 4.9% of the outstanding common stock.
(4) Includes 2,276,786 shares of common stock issuable upon conversion of the Series M Preferred Stock and 17,692,381 shares of common stock issuable upon conversion of the Series O Preferred Stock. The terms of the Series M Preferred Stock and the Series O Preferred Stock prohibit the holder from converting shares of Series M Preferred Stock or Series O Preferred Stock if such conversion would result in beneficial ownership of more than 4.9% of the outstanding common stock.
(5) Includes 8,250,000 shares of common stock subject to options exercisable by June 2, 2001
(6) Includes 8,250,000 shares of common stock subject to options exercisable by June 2, 2001
(7) Includes 1,062,500 shares of common stock subject to options exercisable by June 2, 2001
(8) Includes 25,000 shares of common stock subject to a warrant exercisable by June 2, 2001; and includes 593,750 shares of common stock subject to options exercisable by June 2, 2001.
(9) Includes 593,750 shares of common stock subject to options exercisable by June 2, 2001

(10) Includes 18,775,000 shares of common stock subject to options, warrants, or convertible notes exercisable by June 2, 2001.

PREFERRED STOCK:
----------------

                                                                  NUMBER OF SHARES                PERCENT
                                                                    BENEFICIALLY            OF PREFERRED STOCK
                  NAME OF BENEFICIAL OWNER                            OWNED (1)               OUTSTANDING (2)
                  ------------------------                            ---------               ---------------
     Generic Distributors Limited Partnership                        12,000 (3)                    15.1%
          1611 Olive Street
          Monroe, LA 71201
     The Endeavor Capital Fund S.A.                                   23,776(4)                    29.8%
          c/o Endeavor Management
          14/14 Divrei Chaim Street
          Jerusalem, 94479 Israel
     Kenilworth LLC                                                   37,154(5)                    46.6%
          c/o Thomason Kernaghan
          365 Bay Street, 10th Floor
          Toronto, Ont. M5H 2V2
     Finova Mezzanine Capital, Inc.                                   4,507(6)                     5.7%
          500 Church Street, Suite 200
          Nashville, TN 37216
---------------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated, each person possesses sole voting and investment power with respect to all of the shares of common stock owned by such person, subject to community property laws where applicable.
(2) Based on 79,690 shares of voting preferred stock outstanding as of April 3, 2001, including Series E Preferred Stock, Series F Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, Series N Preferred Stock and Series O Preferred Stock.
(3) Consists of 10,500 shares of Series E Preferred Stock and 1,500 shares of Series F Preferred Stock.
(4) Consists of 730 shares of Series K Preferred Stock, 13,000 shares of Series N Preferred Stock and 10,046 shares of Series O Preferred Stock.
(5)  Consists of 37,154 shares of Series O Preferred Stock.
(6)  Consists of 4,507 shares of Series L Preferred Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In February 1999, we granted to each of our directors five-year options to purchase an aggregate of 1,035,000 shares of the BioTrack common stock owned by us, in consideration of cash advances, deferment of expense reimbursement, and the extraordinary management and consulting services that the board was called upon to perform on behalf of DynaGen. The options were exercisable at a purchase price per share of $.50. The options were cancelled in May 2000.

         In May 1998, we entered into a consulting agreement with C. Robert Cusick, the Chairman of the Board and our Chief Executive Officer, pursuant to which we agreed to pay him $75,000 a year in consulting fees. In February 1999, the board of directors increased the annual consulting fees under the agreement to $148,000, payable solely in options to purchase common stock. In February 1999, the board of directors voted to grant Mr. Cusick two non-qualified stock options. The first option was to purchase up to 300,000 shares of common stock, in place of the consulting fees accrued by Mr. Cusick in 1998, and the second option was to purchase up to 600,000 shares of common stock, in place of the consulting fees accrued by Mr. Cusick in 1999. Both options are exercisable at a purchase price per share of $.01 and expire in February 2004.

         In November 1998, the board of directors discussed and approved raising Mr. Wadekar's salary by $72,000. In February 1999, the board of directors agreed that instead of raising Mr. Wadekar's salary in cash, the company would grant him an option to purchase 400,000 shares of common stock at a purchase price of $.01 per share. The option vests monthly over fiscal 1999 and expires in February 2004.

         In February 1999, the board granted a non-qualified stock option to purchase 4,100,000 shares to Mr. Cusick, a non-qualified stock option to purchase 4,600,000 shares to Mr. Wadekar. All options were granted at a purchase price of $.25 per share and vested in three equal installments in September 1999, January 2000 and April 2000.

         In February 1999, before he agreed to join the board of directors, Mr. Silverman purchased a 12% subordinated Convertible Debenture having a principal amount of $37,500. The Convertible Debenture was converted into 100,000 shares of common stock in June 2000. In connection with the purchase of the Convertible Debenture, Mr. Silverman received a warrant to purchase 25,000 shares of common stock at a purchase price of $.25 per share. The warrant expires in February 2004.

         In May 1999, before they agreed to join the board of directors, each of Messrs. Silverman and Klint purchased 9% subordinated Convertible Debentures each having a principal amount of $75,000 and $50,000 respectively. The debentures were convertible into a number of shares of common stock equal to a certain percentage of our issued and outstanding common stock on the date of conversion. The debentures were converted into 225,000 and 150,000 shares, respectively in June 2000.

         In April 2000, the board granted a non-qualified stock option to purchase 250,000 shares to each of Messrs. Silverman and Klint. All options were granted at a purchase price of $.25 per share and vest as follows: 31,250 shares immediately and the rest in eight equal quarterly installments.

         In May 2000, the board granted a non-qualified stock option to purchase 500,000 shares to each of Messrs. Silverman and Klint. All options were granted at a purchase price of $.18 per share and vest: as follows 62,500 shares immediately and the rest in eight equal quarterly installments.

         In July 2000, the board issued 140,000 shares of common stock to Mr. Wadekar and 170,000 shares of common stock to Mr. Cusick in consideration of the surrender by those individuals of shares of common stock which they had pledged to secure certain of our obligations.

         In July 2000, the board issued 75,000 shares of common stock to a relative of Mr. Wadekar, in consideration of the surrender and cancellation of all principal and interest payable by us under a promissory note issued on or about January 1999.

         In October 2000, the board granted a non-qualified stock option to purchase 1,300,000 shares to Mr. Wadekar and a non-qualified stock option to purchase 300,000 shares to Mr. Schneider, each at an exercise price of $.13 per share. These options were originally granted by the board in May 1998 subject to stockholder approval. Stockholder approval for these options was neither sought nor obtained and the options were not issued to Messrs. Wadekar or Schneider until October 2000.

         On February 23, 2001, pursuant to an agreement between RxBazaar.com, Inc., Superior Pharmaceutical Company, our direct and wholly-owned subsidiary, and us, RxBazaar acquired Superior in a cash merger. As a result of the merger, we received a cash payment of $4,000,000, RxBazaar became obligated to pay us and our subsidiary, Able Laboratories, Inc., approximately $1,000,000 in respect of existing intercompany advances and accounts payable that were eliminated as intercompany accounts on our consolidated financial statements, and RxBazaar assumed our existing 13.5% senior subordinated debt in the amount of $2,248,875. We remain liable for the subordinated debt as a guarantor. In addition, the holders of the subordinated debt may convert such debt, in whole or in part, into our common stock or common stock of RxBazaar, and we have agreed to register for resale any shares of our common stock issued upon conversion of the subordinated debt. The purchase price and terms of the merger were determined in arms-length negotiations between the parties, and the merger was approved by our stockholders at a special meeting on November 27, 2000.

         On February 15, 2001, DynaGen entered into an agreement with certain equity investors of RxBazaar.com, Inc. The agreement gives the RxBazaar investors the right to exchange shares of RxBazaar's Series A Preferred Stock for shares of DynaGen's Series O Preferred Stock. DynaGen has also agreed to register the shares of Series O Preferred Stock for resale. In February and March 2000, the holders of shares of RxBazaar Series A Preferred Stock exchanged such shares for a total of 47,200 shares of DynaGen Series O Preferred Stock.

         Various relationships exist between DynaGen and RxBazaar. As of February 23, 2001, we beneficially owned 1,700,000 shares or 8.5% of the common stock of RxBazaar and had a warrant to purchase an additional 1,200,000 shares at a price of $2.50 per share. Also, as of February 23, 2001, Dhananjay G. Wadekar, our President, Chief Operating Officer and a Director, owned 2,066,667 shares or 10.3% of the outstanding stock of RxBazaar, two trusts for the benefit of Mr. Wadekar's minor children owned a total of 2,000,000 shares or 10% of the outstanding stock of RxBazaar and Mr. Wadekar's spouse owned 66,667 shares or 0.3% of the outstanding stock of RxBazaar. Mr. Wadekar is also a Director of RxBazaar. C. Robert Cusick, our Chief Executive Officer and a Director, is also the Executive Vice President and a Director of RxBazaar and owns 4,133,333 shares or 20.5% of the outstanding stock of RxBazaar. A special committee of three outside directors who have no connection with or relationship to RxBazaar was appointed to review the terms of the merger. The special committee was aware of the interests described above and took these interests into account in approving the proposed business combination. Because of these relationships, the merger was negotiated on our behalf primarily by one of our outside directors, who has no connection with or relationship with RxBazaar. The special committee approved the merger, as did the full board of directors.

            INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         No person who has been a director or executive officer since January 1, 2000 has any interest in the adoption of any of the proposals submitted to the stockholders except for Proposal No. 1 relating to the election of directors, and except that the additional shares of common stock proposed to be authorized by Proposal No. 2 might be necessary to satisfy our obligations under certain stock options granted to the directors and executive officers.

                              STOCKHOLDER PROPOSALS

         It is contemplated that the next annual meeting of stockholders will be held on or about May 10, 2002. Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at the next annual meeting of stockholders must be received at our principal executive offices not later than December 30, 2001. In addition, Section 3 of our by-laws requires that a stockholder who wishes to propose an item of business for consideration at the annual meeting must give us written notice of such item of business not less than 60 days nor more than 90 days before the date for such meeting describing any proposal to be brought before such meeting. The procedural requirements are fully set forth in Section 3 of our by-laws. In order to avoid controversy as to the date on which we received a proposal, we suggest that stockholders desiring to submit proposals do so by Certified Mail, Return Receipt Requested.

                              INDEPENDENT AUDITORS

         The board of directors has selected the firm of Wolf & Company, P.C., independent certified public accountants, to serve as independent auditors for the fiscal year ending December 31, 2000. Wolf & Company, P.C. has acted as our auditors commencing with the period ending June 30, 1989. We expect that a member of Wolf & Company, P.C. will be present at the meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

         AUDIT AND RELATED FEES

         AUDIT FEES. The aggregate fees billed and unbilled by Wolf & Company, P.C for professional services for the audit of our annual consolidated financial statements for fiscal 2000 and the review of the consolidated financial statements included in our Forms 10-QSB for fiscal 2000 were $135,000.

         OTHER FEES. The aggregate fees billed and unbilled by Wolf & Company for services rendered by Wolf & Company for fiscal 2000 other than the Audit Fees referenced above were $20,700.

         The Audit Committee has determined that the services rendered by Wolf & Company, as described above, were compatible with maintaining Wolf & Company's independence.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater-than-ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with all Section 16(a) forms they file.

         Based solely on our review of the copies of such forms received by us, we believe that during fiscal 2000 all our its officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements and disclosed all transactions required to be disclosed, however:
Mr. Cusick reported a transaction on Form 5 in February 2001 which should have been reported during 2000 on Form 4; Dr. Klint filed one late Form 3; Dr. Schneider filed one late Form 4; Mr. Silverman filed one late Form 3; and Mr. Wadekar filed one late Form 4 and reported a transaction on Form 5 in February 2001 which should have been reported during 2000.

                            EXPENSES AND SOLICITATION

         We will bear the cost of solicitation of proxies, and in addition to soliciting stockholders by mail through its regular employees, we may request banks and brokers to solicit their customers who have stock of DynaGen registered in the name of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Also, we may retain a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph, following the original solicitation.

                                  MISCELLANEOUS

         The board of directors does not intend to present to the annual meeting any business other than the proposals listed herein, and the board was not aware, a reasonable time before mailing this proxy statement to the stockholders, of any other business which may be properly presented for action at the annual meeting. If any other business should come before the annual meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

                              AVAILABLE INFORMATION

         Stockholders of record on April 4, 2001 will receive a proxy statement and our annual report to stockholders, which contains detailed financial information about us. The annual report to stockholders is not incorporated herein and is not deemed a part of this proxy statement. We will mail, without charge, a copy of our Annual Report on Form 10-KSB (excluding exhibits) to any stockholder solicited hereby who requests it in writing. Please submit any such written request to: Shareholder Relations, DynaGen, Inc., 200 Highland Avenue, Suite 301, Needham, Massachusetts 02494.

                                    EXHIBIT A

           TEXT OF PROPOSED AMENDMENT - INCREASE IN AUTHORIZED CAPITAL

RESOLVED:     That the certificate of incorporation of the Company be amended by deleting the first paragraph of Paragraph 4 thereunder and inserting in its place the following paragraph:


              4. The total number of shares of stock which the corporation shall have authority to issue is 235,000,000 shares, consisting of 225,000,000 shares of common stock, having a par value of $0.01 per share (the "Common Stock"), and 10,000,000 shares of preferred stock, having a par value of $0.01 per share (the "Preferred Stock").

                                                                      APPENDIX A
                                                                      ----------


                         CHARTER FOR THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                OF DYNAGEN, INC.


PURPOSE:

           The purpose of the Audit Committee (the "Committee") established pursuant to this charter is to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of DynaGen, Inc. and its subsidiaries (the "Company"), to approve policies relating to internal controls, to provide to the Board of Directors (the "Board") the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made or to be made in internal accounting controls, to nominate independent auditors and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

           In addition, the Committee shall have the authority to undertake the specific duties and responsibilities listed below and the authority to undertake such other specific duties as the Board from time to time may prescribe.

MEMBERSHIP:

           The Committee shall consist of at least two (2) members of the Board who shall be independent directors for the purposes of the rules of the NASDAQ. The members of the Committee shall be appointed by, and shall serve at the discretion of, the Board.

RESPONSIBILITIES:

           The Committee shall have the authority to undertake the following duties and responsibilities:

         1. Reviewing, and consulting with the Company's outside auditors concerning, the adequacy of the Company's system of internal controls, policies and procedures and approving policies relating to internal controls and protection of assets;

         2. Reviewing, and consulting with the Company's outside auditors concerning, organizational structure and qualifications of the Company's internal audit function to the extent that the size and operations of the Company warrant this function;

         3. Prior to the annual independent audit, reviewing with the independent auditors and management the auditors' proposed audit scope and approach and the areas of audit emphasis;

         4. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors, the form and content of the Company's financial statements and disclosures and the required communications from the independent auditors under generally accepted auditing standards and any applicable Securities and Exchange Commission ("SEC") regulations;

         5.    Reviewing the performance of the independent auditors;

         6. Reviewing and recommending to the Board the selection and retention of independent auditors;

         7.    Approving fee arrangements with the independent auditors;

         8. Reviewing, and consulting with the Company's outside auditors concerning, compliance with SEC requirements for disclosure of auditors' services and Committee members and activities;

         9. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

         10. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments, and approving such policies;

         11. Instituting, if necessary, special investigations and, if appropriate, hiring special counsel or experts to assist;

         12. Reviewing related party transactions for potential conflicts of interest and making recommendations to the Board of Directors with respect thereto;

         13. Providing a forum for the independent auditors to meet in closed session with the Committee;

         14. Reviewing with senior management and the independent auditors the Company's accounting and financial personnel resources;

         15. Receiving and reviewing the response of the management of the Company to any management letter or report from the independent auditors;

         16. Reviewing any dispute between management and the independent auditors and recommending action to the Board; and

         17. Performing other oversight functions as requested by the full Board of Directors.

           In addition to the above responsibilities, the Committee shall undertake such other duties as the Board delegates to it, and shall report, at least annually, to the Board regarding the Committee's examinations and recommendations.

MEETINGS:

           It is anticipated that the Committee will meet at least four times each year. However, the Committee may establish its own schedule. Each meeting shall include an executive session that will allow the Committee to maintain free and open communications with the Company's independent auditors.

           The Committee shall meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Committee shall meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report.

           The Committee is authorized, by majority vote or unanimous written consent of its members, to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action of the Committee by vote at any such meeting or by unanimous written consent of the members thereof, and that unless and until any such procedures are formally adopted by the Committee, the procedures with respect to calling, noticing and holding meetings of the Committee and conducting business of the Committee shall be the same as those provided in the By-laws of the Company with respect to calling, noticing and holding meetings of and taking action by the Board.

REPORTS:

           The Committee may present its summaries of recommendations to the Board in written or oral form. The Committee recommendations shall be incorporated as a part of the minutes of the Board meeting at which those recommendations are presented.

MINUTES:

           The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

OTHER:

           The Committee shall have the right, as and when it shall determine to be necessary or appropriate to the functions of the Committee:

         1. at the Company's expense and not at the expense of the members thereof, to retain counsel (which may be, but need not be, the regular corporate counsel to the Company) and other advisors to assist it in connection with its functions; and

         2. to request, and to rely upon, advice, orally or in writing, from the Chief Executive Officer and the Chief Financial Officer of the Company and from any representative of the independent auditors to the Company participating in such independent auditors' engagement by the Company, concerning aspects of the operation or financial condition of the Company relevant to the functions of the Committee.

           The officers of the Company are requested to cooperate with the Committee and to render assistance to it as it shall request in carrying out its functions.

                                  DYNAGEN, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 9, 2001

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                       BOARD OF DIRECTORS OF DYNAGEN, INC.

         The undersigned stockholder of DynaGen, Inc., revoking all prior proxies, hereby appoints Dhananjay G. Wadekar and C. Robert Cusick, or each of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of DynaGen which the undersigned is entitled to vote at the 2001 annual meeting of stockholders to be held at the offices of Able Laboratories, Inc., 6 Hollywood Court, South Plainfield, New Jersey 07080 on May 9, 2001, beginning at 10:00 a.m. local time and at any adjournments thereof, upon matters set forth in the notice of annual meeting dated April 12, 2001 and the related proxy statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

         The undersigned hereby acknowledges receipt of a copy of the accompanying notice of annual meeting of stockholders and of the proxy statement relating thereto, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

         When properly executed, this proxy will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted for proposals 1, 2 and 3, and in the discretion of the persons named as proxies as to such other matters as may properly come before the meeting.

1.       To elect a board of directors.

   [ ]  FOR all nominees listed below       [ ]  WITHHOLD AUTHORITY
        (except as marked to the contrary        to vote for all nominees:
        below):

           NOMINEES:
           C. Robert Cusick
           James Klint
           F. Howard Schneider
           Harry Silverman
           Dhananjay G. Wadekar

       INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "For all" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominee(s).

2. To approve an amendment to DynaGen's certificate of incorporation to increase the number of authorized shares of Common Stock, $.01 par value per share, from 125,000,000 to 225,000,000 shares.

           FOR                   AGAINST                   ABSTAIN

           [ ]                     [ ]                       [ ]

3. To adjourn the annual meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the annual meeting to approve Proposal No. 2.

           FOR                   AGAINST                   ABSTAIN

           [ ]                     [ ]                       [ ]

4.    To transact such other business as may properly come before the meeting.

           FOR                   AGAINST                   ABSTAIN

           [ ]                     [ ]                       [ ]

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSAL SET FORTH ABOVE, WILL BE VOTED FOR SUCH PROPOSAL.

DATED:  __________, 2001


Signature of Stockholder(s):
                             -------------------------------------------
Print Name:
            -----------------------------------------


Mark here if you plan to attend the meeting: [ ]

Mark here if your address has changed: [ ]

                         New address:
                                      -----------------------------------

                                      -----------------------------------

         Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States. PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON STOCK CERTIFICATE. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other person.